                                                                   EXHIBIT 3.2.1

                          AMENDED AND RESTATED BY-LAWS
                                       OF
                            PREMIER BANCSHARES, INC.
                            (A Missouri Corporation)


                  ARTICLE I    Offices and Records

                  ARTICLE II   Corporate Seal

                  ARTICLE III  Shareholders

                  ARTICLE IV   Directors

                  ARTICLE V    Officers

                  ARTICLE VI   Shares of Stock

                  ARTICLE VII  Indemnification

                  ARTICLE VIII General Provisions

                                    ARTICLE I
                               OFFICES AND RECORDS

         SECTION 1. REGISTERED OFFICE AND REGISTERED AGENT. The location of the registered office and the name of the registered agent of the Corporation in the State of Missouri shall be determined from time to time by the Board of Directors and shall be on file in the appropriate office of the State of Missouri pursuant to applicable provisions of law.

         SECTION 2. CORPORATE OFFICES. The Corporation may have such corporate offices, anywhere within and without the State of Missouri as the Board of Directors from time to time may appoint, or the business of the Corporation may require. The "principal place of business" or "principal business" or "executive office or offices" of the Corporation may be fixed and so designated from time to time by the Board of Directors, but the location or residence of the Corporation in Missouri shall be deemed for all purposes to be in the county in which its registered office in Missouri is maintained.

         SECTION 3. RECORDS. The Corporation shall keep at its registered office in Missouri, at its principal place of business, or at the office of its transfer agent in Missouri, original or duplicate books in which shall be recorded the number of its shares subscribed, the names of the owners of its shares, the numbers owned of record by them respectively, the amount of shares paid, and by whom, the transfer of said shares with the date of transfer. the amount of its assets and liabilities, and the names and places of residence of its officers, and from time to time such other or additional records, statements, lists, and information as may be required by law, including the shareholder lists mentioned in these By-laws.

         SECTION 4. INSPECTION OF RECORDS. A shareholder, if such shareholder is entitled to and demands to inspect the records of the Corporation pursuant to any statutory or other legal right, shall be privileged to inspect such records only during the usual and customary hours of business and in such manner as will not unduly interfere with the regular conduct of the business of the Corporation. In order to exercise this right of examination, a shareholder must make written demand upon the Corporation, stating with particularity the records sought to be examined and the purpose therefor. A shareholder may delegate this right of inspection to such shareholder's representative on the condition that, if the representative is not an attorney, the shareholder and representative agree with the Corporation to furnish to the Corporation, promptly as completed or made, a true and correct copy of each report with respect to such inspection made by such representative. No shareholder shall use or permit to be used or acquiesce in the use by others of any information so obtained, to the detriment competitively of the Corporation, nor shall any shareholder furnish or permit to be furnished any information so obtained to any competitor or prospective competitor of the Corporation.

         The Corporation may, as a condition precedent to any shareholder's inspection of the records of the Corporation, require the shareholder to indemnify the Corporation against any loss or damage

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 2
which may be suffered by it arising out of or resulting from any unauthorized disclosure made or permitted to be made by such shareholder or any representative or financial advisor of the shareholder of information obtained in the course of such inspection. The Corporation may, as a further condition precedent to any shareholder's inspection of the records of the Corporation, also require the shareholder to execute and deliver to the Corporation a confidentiality agreement in which the shareholder: (i) acknowledges that the Corporation is engaged in a highly competitive economic environment, that the nonpublic records of the Corporation are secret and confidential, and that the Corporation would suffer material adverse financial consequences if competitors or other entities with which the Corporation does business should gain access to nonpublic information contained in the records of the Corporation; (ii) agrees that the shareholder will not, directly or indirectly, without the Corporation's prior written consent, disclose any nonpublic information obtained from the records of the Corporation to any party other than the shareholder's representative or personal financial advisor; and (iii) agrees to instruct any such representative and/or any such personal financial advisor not to disclose, directly or indirectly, without the Corporation's prior written consent, any such nonpublic information received and that no applicable professional-client privileges shall be waived. The Corporation may also require any representative or personal financial advisor of a shareholder to sign a confidentiality agreement containing substantially the provisions described above as a condition precedent to inspection of the records of the Corporation. As used herein, "nonpublic" information is all information other than: (i) what the Corporation has filed with a governmental agency and which (a) was not designated as confidential, secret, proprietary, or the like and (b) is Generally open to public inspection in accordance with applicable laws, rules, and regulations; and (ii) what the Corporation has released to the press or other media for general publication.

                                   ARTICLE II
                                 CORPORATE SEAL

         SECTION 1. CORPORATE SEAL. The corporate seal, if any, shall have inscribed thereon the name of the Corporation and the words: Corporate Seal--Missouri. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                   ARTICLE III
                                  SHAREHOLDERS

         SECTION 1. PLACE OF MEETINGS. All meetings of the shareholders shall be held at the principal business office of the Corporation, except such meetings as the Board of Directors to the extent permissible by law expressly determines shall be held elsewhere, in which case such meetings may be held, upon notice thereof as herein provided, at such other place or places, within or without the State of Missouri, as said Board of Directors shall determine and as shall be stated in such notice; and, unless if specifically prohibited by law, any meeting may be held at any place and time, and for any purpose if consented to in writing by all of the shareholders entitled to vote thereat.


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 3

         SECTION 2. ANNUAL MEETING. An annual meeting of shareholders shall be held on the third Friday in the month of March in each year, if not a legal holiday, and if a legal holiday then on the next business day following, at 11:30 a.m. when the shareholders shall elect directors to Succeed those whose terms expire and transact such other business as may property be brought before the meeting.

         SECTION 3. SPECIAL MEETINGS. Special meetings of the shareholders may be called by the Chairman of the Board (if any), the President, or the Board of Directors and shall be held on such date and at such time as the Chairman of the Board (if any), the President. or the Board of Directors shall fix.

         SECTION 4. ACTION IN LIEU OF MEETING. Any action required to be taken at a meeting of the shareholders or any other action which may be taken at a meeting of the shareholders may be taken without a meeting if consents in writing setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

         SECTION 5. NOTICE OF MEETINGS. Written or printed notice stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the Board of Directors, the Chairman of the Board (if any), the President, or the Secretary, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail in a sealed envelope addressed to the shareholder at such shareholder's address as it appears on the records of the Corporation, with postage thereon prepaid.

         SECTION 6. PRESIDING OFFICIALS. Every meeting of the shareholders for object, shall be convened (in the order shown, unless otherwise determined by resolution of the Board of Directors) by the Chairman of the Board (if any), or by the President, or by the officer who called the meeting by notice as above provided; but it shall be presided over by the officers specified elsewhere in these By-laws.

         SECTION 7. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of these By-laws, the Articles of Incorporation of the Corporation, or any law, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before, at, or after the time stated therein, shall be deemed the equivalent of the giving of such notice. To the extent provided by law, attendance at any meeting shall constitute a waiver of notice of such meeting

         SECTION 8. BUSINESS TRANSACTED AT ANNUAL MEETINGS. At each annual meeting of the shareholders, the shareholders shall elect a Board of Directors to hold office until the next succeeding annual meeting, or, in the case of a classified Board of Directors, the shareholders shall elect Directors to fill those director positions the terms of which are set to expire at that annual meeting of shareholders; and they may transact such other business as may be desired, whether or

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 4
not the same was specified in the notice of the meeting, unless the consideration of such other business without its having been specified in the notice of the meeting as one of the purposes thereof is prohibited by law. the Corporation's Articles of Incorporation, or any other provision of these Amended and Restated By-laws.

         SECTION 9. BUSINESS TRANSACTED AT SPECIAL MEETINGS. Business transacted at all special meetings of the shareholders shall be confined to the purposes stated in the notice of such meetings, unless the transaction of other business is consented to by the holders of all of the outstanding shares of the Corporation entitled to vote thereat.

         SECTION 10. QUORUM. Except as may be otherwise provided by law or by the Articles of Incorporation, the holders of a majority of the voting shares issued and outstanding and entitled to vote for the election of directors, whether present in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders. Every decision of a majority in amount of shares of such quorum shall be valid as a corporate act, except in those specific instances in which a larger vote is required by law, by these By-laws, or by the Articles of Incorporation. if, however, such quorum should not be present at any meeting, the shareholders present and entitled to vote shall have the power successively to adjourn the meeting, without notice other than announcement at the meeting, to a specified date not longer than ninety days after such adjournment. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting of which the shareholders were originally notified. However, if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given in the manner otherwise provided herein to each shareholder of record entitled to vote, it such adjourned meeting. Withdrawal of shareholders from any meeting shall not cause the failure of a duly constituted quorum at such meeting.

         SECTION 11. PROXIES. At any meeting of the shareholders every shareholder having the right to vote shall be entitled to vote in person, or by vesting another person with authority to exercise the voting power of any or all of such shareholder's stock by executing in writing any voting, trust agreement, proxy, or any other type of appointment form or agreement, except as may be expressly limited by law or by the Articles of Incorporation. Any copy, facsimile telecommunication, or other reliable reproduction of any writing referred to in this Section may be used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile telecommunication, or other reproduction shall be a complete reproduction of the entire original writing. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

         SECTION 12. VOTING. Each shareholder shall have one vote (or such other number of votes as may be specifically provided) for each share of stock entitled to vote under the provisions of the Articles of Incorporation which is registered in such shareholder's name on the books of the Corporation; in all elections of directors of the Corporation, each share of stock entitled to vote shall

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 5
be entitled to one vote as to each director to be elected by the holders thereof and no shareholder shall have the right to cast votes in the aggregate or to cumulate such shareholder's votes for the election of any director, and cumulative voting of shares in elections of directors is hereby specifically negated. All elections for directors shall be determined by a plurality of the votes cast. All other matters, except as required by law, the Articles of Incorporation, or these By-laws shall be determined by a majority of the votes cast. Any shareholder who is in attendance at a meeting of the shareholders either in person or by proxy, but who abstains from voting on any matter, shall not be deemed present or represented at such meeting for purposes of the preceding sentence with respect to such vote, but shall be deemed present or represented for all other purposes.

         The rights and powers of the holders of any class or series of preferred stock with respect to the election of directors shall be only as may be duly designated with respect to such class or series and as is consistent with the provisions of the Articles of Incorporation.

         No person shall be permitted to vote any shares belonging to the Corporation.

         Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe in the absence of such provision, as the board of directors of such corporation may determine.

         Shares standing in the name of a deceased person may be voted by that person's personal representative either in person or by proxy. Shares standing 'n the name of a conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no conservator or trustee shall be entitled as such fiduciary to Note shares held by him, her, or it without transfer of such shares into his, her, or its name.

         Shares standing in the name of a receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his, her, or its name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares transferred.

         Shares standing in the names of two or more persons shall be voted or represented in accordance with the vote or consent of a majority of the persons in whose names the shares are registered. If only one such person is present in person or by proxy, such person may vote all of the shares, and all of the shares standing in the names of such persons shall be deemed represented for purposes of determining a quorum. The foregoing provisions shall also apply to shares held by two or more personal representatives, trustees, or other fiduciaries unless the instrument or order appointing them otherwise directs.

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 6

         SECTION 13. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat the holder of any share or shares of stock of the Corporation, as recorded on the stock record or transfer books of the Corporation, as the holder of record and as the holder and owner in fact thereof and, accordingly, shall not be required to recognize any equitable or other claim to or interest in such share(s) on the part of any other person, firm. partnership, corporation or association, whether or not the Corporation shall have express or other notice thereof, save as is otherwise expressly required by law, and the term "shareholder" as used in these By-laws means one who is a holder of record of shares of the Corporation.

         SECTION 14. SHAREHOLDER LISTS. A complete list of the shareholders entitled to vote at each meeting of the shareholders, arranged in alphabetical order, with the address of, and the number of voting shares held by each, shall be prepared by the officer of the Corporation having charge of the stock transfer books of the Corporation, and shall for a period of ten days prior to the meeting be kept on file in the registered office of the Corporation in Missouri, and shall at any time during the usual hours for business be subject to inspection by any shareholder. A similar or duplicate list shall also be produced and kept open for the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, oi- a duplicate thereof kept in the State of Missouri, shall be prima facie evidence as to who are shareholders entitled to examine such list, ledger, or transfer book or to vote at any meeting of shareholders. Failure to comply with the foregoing shall not affect the validity of any action taken at any such meeting.

         SECTION 15. REMOVAL OF DIRECTORS. Except as otherwise provided in the Articles of Incorporation or by law, the shareholders shall have the power by an affirmative vote of a majority of the outstanding shares then entitled to vote for the election of directors at any regular meeting, or special meeting expressly called for that purpose, to remove any director from office with or without cause. Such meeting, shall be held at any place prescribed by law or at any other place which may, under law, permissibly be, and which is, designated in the notice of the special meeting. If cumulative voting applies to the election of directors and if less than the entire Board is to be removed, no one of the directors may be removed if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board of Directors.

         SECTION 16. NOMINATION OF DIRECTORS. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of the shareholders may be made by or at the direction of the Board of Directors or may be made at a meeting of shareholders by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board, shall be made by delivering, timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal office of the Corporation not less than one hundred twenty days nor more than one hundred eighty days prior to the anniversary of the previous year's Annual Meeting of Shareholders; provided that if no annual meeting was held in the previous year or the date of the annual meeting has been

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 7
chanced by more than 30 calendar days from the date contemplated at the time of the previous year's annual meeting, a proposal shall be received ed within such time before the annual meeting as shall be established by the Board of Directors. To be valid, such shareholder's notice to the Secretary shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (a) the name, age, business address, and residence address of the person; (b) the principal occupation or employment of the person; (c) the number of shares of stock of the Corporation that are beneficially owned by the person; and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (whether or not the provisions of such Regulation are then applicable to the Corporation); provided, however, that nothing in this
Section is intended to create or imply any obligation on the part of the Corporation to include within the Corporation's proxy solicitation materials, if any, any materials or information regarding persons nominated for election to the Board of Directors by shareholders of the Corporation; and (ii) as to the shareholder giving notice (a) the name and record address of the shareholder and
(b) the number of shares of stock of the Corporation that are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may be reasonably required by the Board of Directors to determine the eligibility of such proposed nominee to serve as director of the Corporation. No person shall be eligible for election as a director of the Corporation at a meeting of the shareholders unless nominated in accordance with the procedures set forth herein. The chairman of the meeting shall, if the facts warrant determine and declare that a nomination was not made in accordance with the foregoing procedure, in which case the defective nomination shall be disregarded.

         SECTION 17. PROPOSALS FOR ANNUAL MEETING. Shareholder proposals intended for presentation at the annual meeting of shareholders must comply as respects time of submission, contents, and otherwise with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended from time to time (whether or not the provisions of Rule 14a-8 are then applicable to the Corporation). Any shareholder proposal that is advisory or precatory in nature and which requests the Board of Directors to take any action shall require the affirmative vote of a majority of the shares entitled to vote for the election of directors in order for any resolution, shareholder referendum, or the like embodying such proposal to be adopted.

                                   ARTICLE IV
                                    DIRECTORS

         SECTION 1. QUALIFICATIONS AND NUMBER. Each director shall be a natural person who is at least eighteen years of age. A director need not be a shareholder, a citizen of the United States, or a resident of the State of Missouri unless required by law or the Articles of Incorporation.

         Unless and until changed, the number of directors to constitute the full Board of Directors shall be the same number as is provided for the first Board in the Articles of Incorporation. The

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 8

Board of Directors, if, to the extent, and in such manner as may be permitted by the Articles of Incorporation and by law, shall have the power to change the number of directors, in which case any notice required by law of any such change shall be duly given. If the power to change these by-law provisions concerning the number of directors is not granted to the Board of Directors, such power shall be exercised by such vote of the shareholders entitled to vote as may be required in the Articles of Incorporation; and if no specific vote of the shareholders is required, then by a majority of the shareholders then entitled to vote.

         SECTION 2. POWERS OF THE BOARD. The property and business of the Corporation shall be managed by the directors, acting as a Board. The Board shall have and is vested with all and unlimited powers and authorities, except as may be expressly limited by law, the Articles of Incorporation, or these By-laws, to do or cause to be done any and all lawful things for and on behalf of the Corporation (including, without limitation, the declaration of dividends on the outstanding shares of the Corporation and the payment thereof in cash, property or shares), and to exercise or cause to be exercised any or all of its powers, privileges and franchises, and to seek the effectuation of its objects and purposes.

         SECTION 3. ANNUAL MEETING OF THE BOARD, NOTICE. Any continuing members and the newly elected members of the Board shall meet: (i) as soon as reasonably practicable following the conclusion of the annual meeting of the shareholders for the purpose of appointing officers and for such other purposes as may come before the meeting, and the time and place of such meeting shall be announced at the annual meeting of the shareholders by the chairman of such meeting, and no other notice to any continuing or the newly elected directors shall be necessary in order to legally constitute the meeting, provided a quorum of the directors shall be present; or (ii) if no meeting immediately following the annual meeting of shareholders is announced, at such time and place, either within or without the State of Missouri, as may be suggested or provided for by resolution of the shareholders at their annual meeting, and no other notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum of the directors shall be present; or (iii) if not so suggested or provided for by resolution of the shareholders or if a quorum of the directors shall not be present, at such time and place as may be consented to in writing by a majority of any continuing and the newly elected directors, provided that written or printed notice of such meeting shall be given to each of any continuing and the newly elected directors in the same manner as provided in these By-laws with respect to the notice for special meetings of the Board, except that it shall not be necessary to state the purpose of the meeting in such notice; or (iv) regardless of whether or not the time and place of such meeting shall be suggested or provided for by resolution of the shareholders at the annual meeting, at such time and place as may be consented to in writing by all of any continuing and the newly elected directors. Each director, upon his or her election, shall qualify by accepting the office of director, and his or her attendance at, or his or her written approval of the minutes of, any meeting of the newly elected directors shall constitute his or her acceptance of such office; or he or she may execute such acceptance by a separate writing, which shall be placed in the minute book.


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                          Page 9

         SECTION 4. REGULAR MEETING, NOTICE. Regular meetings of the Board may be held at such times and places either within or without the State of Missouri as shall from time to time be fixed by resolution adopted by a majority of the full Board of Directors. No notice of any regular meeting need be given other than by announcement at the immediately preceding regular meeting, communicated in writing to all absent directors; provided, however, that written notice of any regular meeting of the Board of Directors stating the place, day, and hour of such meeting shall be required by resolution adopted by the Board of Directors. Any business may be transacted at a regular meeting. Neither the business to be transacted at nor the purpose need be specified in any notice or waiver of notice of any regular meeting of the Board of Directors.

         SECTION 5. SPECIAL MEETINGS, NOTICE. Special meetings of the Board may be called at any time by the Chairman of the Board (if any), the President, or by one-half of the directors (rounded up to the nearest whole number). The place may be within or without the State of Missouri as designated in the notice.

         Written notice of each special meeting of the Board, stating the place, day, and hour of the meeting shall be given to each director at least two days before the date on which the meeting is to be held. The notice (i) shall be given in the manner provided for in these By-laws or (ii) may be give telephonically, if confirmed promptly in writing, in which case the notice shall be deemed to have been given at the time of telephonic communication. The notice may be given by any officer directed to do so by any officer having authority to call the meeting or by the director(s) who have called the meeting.

         Neither the business to be transacted at nor the purpose need be specified in the notice or any waiver of notice of any special meeting of the Board of Directors.

         SECTION 6. ACTION IN LIEU OF MEETINGS. Unless otherwise restricted by the Articles of Incorporation, these By-laws, or applicable law, any action required to be taken at a meeting of the Board of Directors or any other action which may be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors. Any such consent signed by all the directors shall have the same effect as a unanimous vote and may be stated as such in any document describing the action taken by the Board of Directors.

         SECTION 7. MEETINGS BY CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT. Unless otherwise restricted by the Articles of Incorporation or these By-laws or by law, members of the Board of Directors of the Corporation, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such meeting.


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 10

         SECTION 8. QUORUM. At all meetings of the Board a majority of the full Board of Directors shall, unless a greater number as to any particular matter is required by the Articles of Incorporation or these By-laws, constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting, at which there is a quorum, except as may be otherwise specifically provided by law, by the Articles of Incorporation, or by these By-laws, shall be the act of the Board of Directors. A director who is in attendance at a meeting of the Board of Directors but who abstains from voting on a matter shall not be deemed present at such meeting for purposes of the preceding sentence with respect to such vote, but shall be deemed present at such meeting for all other purposes. Withdrawal by a director from any meeting at which a duly constituted quorum is present shall not cause the failure of the quorum.

         Less than a quorum may adjourn a meeting successively until a quorum is present, and no notice of adjournment shall be required.

         SECTION 9. WAIVER OF NOTICE; ATTENDANCE AT MEETING. Any notice provided or required to be given to the directors may be waived in writing by any of them, whether before, at, or after the time stated therein.

         Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except where the director attends for the express purpose, and so states at the opening of the meeting, of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 10. VACANCIES. If the office of any director is or becomes vacant by reason of the death, resignation, or due to an increase in the number of directors, a majority of the survivors or remaining directors, though less than a quorum, may appoint a director to fill the vacancy until a successor shall have been duly elected at an annual meeting of the shareholders. Whenever the Board of Directors is divided into separate classes, the surviving or remaining directors shall designate the class in which the newly appointed director shall serve, and the term of office of such newly appointed director shall be until the annual meeting of shareholders in which the terms of directors in that class are scheduled to expire.

         SECTION 11. EXECUTIVE COMMITTEE. The Board of Directors may, by resolution passed by a majority of the full Board, designate an executive committee, such committee to consist of two or more directors of the Corporation. Such committee, except to the extent limited in said resolution, shall have and may exercise all of the all of the powers of the Board of Directors in the management of the Corporation. The members constituting the executive committee shall be determined time to time by resolution adopted by a majority of the full Board; and any director may vote for himself as a member of the executive committee. In no event, however, shall the executive committee have any authority to amend the Articles of Incorporation, to adopt any plan of mercer or consolidation with another corporation or corporations, to recommend to the shareholders the sale, lease, exchange, mortgage, pledge, or other disposition of all or substantially all of the property and assets of the

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 11

Corporation if not made in the usual and regular course of its business, to recommend to the shareholders a voluntary dissolution of the Corporation or a revocation thereof, to amend, alter or repeal the By-laws of the Corporation, to elect or remove officers of the Corporation or members of the executive committee, to fix the compensation of any member of the executive committee, to declare any dividend, or to amend, alter or repeal any resolution of the Board of Directors which by its terms provides that it shall not be amended, altered or repealed by the executive committee.

         The executive committee shall keep regular minutes of its proceedings and the same shall be recorded in the minute book of the Corporation. The Secretary or an Assistant Secretary of the Corporation may act as secretary for the executive if the executive committee.

         SECTION 12. OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the full Board, designate one or more standing or ad hoc committees, each committee to consist of two or more of the directors of the Corporation and such other person(s) as may be appointed as advisory members under authority provided in the resolution. Each such committee, to the extent provided in the resolution and permitted by law, shall have and may exercise the power of the Board of Directors. The members constituting each such committee shall be determined from time to time by resolution adopted by a majority of the full Board; and any director may vote for himself or herself as a member of any such committee.

         Each such committee shall, to the extent required by resolution of the Board of Directors (or, in the absence of any such resolution, to the extent a majority of its members determines is appropriate) keep minutes of its proceedings and the same shall be recorded in thee minute book of the Corporation. The Secretary or Assistant Secretary of the Corporation may act as secretary for any such committee if the committee so requests.

         SECTION 13. COMPENSATION OF DIRECTORS AND COMMITTEE MEMBERS. Directors and members of all committees shall receive such compensation for their services as may be determined from time to time by resolution adopted from time to time by the Board, as well as such expenses, if any, as may be allowed pursuant to resolution adopted from time to time by the Board. No such resolution shall be deemed voidable or invalid by reason of the personal or pecuniary interest of the directors or any director in adopting it. Nothing herein contained shall be construed to preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

         SECTION 14. PROTECTION OF DIRECTOR FOR RELIANCE ON CORPORATE RECORDS. No director shall be liable for dividends legally declared, distributions legally made to shareholders, or any other action taken in reliance in good faith upon financial statements of the Corporation represented to him to be correct by the Chairman of the Board (if any), the President or the officer of the Corporation having charge of the books of account, or certified by an accountant to fairly represent the financial condition of the Corporation; nor shall any such director be liable for determining in good faith the amount available for dividends or distributions by considering the assets to be of their book values.

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 12

         SECTION 15. ADVISORY DIRECTORS. The Board of Directors of the Corporation may appoint one or more Advisory Directors from time to time, whose function shall be to provide advice and counsel to the members of the Corporation's Board of Directors on matters brought to the attention of the Advisory Directors. No Advisory Director shall have any vote on any matter to be decided by the Board of Directors, and no Advisory Director shall have any responsibility to the Corporation or its shareholders to take or not to take any action on behalf of the Corporation. Notwithstanding the foregoing, each Advisory Director shall be entitled to the same indemnification against claims and losses as is provided for regular members of the Corporation's Board of Directors pursuant to other provisions of these Amended and Restated By-laws.

                                    ARTICLE V
                                    OFFICERS

         SECTION 1. OFFICERS--WHO SHALL CONSTITUTE. The officers of the Corporation shall be a Chairman of the Board, a President, an Executive Vice President, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Board shall appoint a Chairman of the Board, President, and Secretary at its first meeting, and at each annual meeting of the Board of Directors which shall follow the annual meeting of the shareholders. The Board then, or from time to time, may also elect or appoint one or more of the other prescribed officers as it shall deem advisable, but need not elect or appoint any officers other than a President and a Secretary. The Board may, if it desires, further identify or describe any one or more of such officers.

         An officer need not be a shareholder unless required by law or the Articles of Incorporation. Any two or more of such offices may be held by the same person.

         An officer shall be deemed qualified when he or she enters upon the duties of the office to which he or she has been elected or appointed and furnishes any bond required by the Board; but the Board may also require such person to accept any such office and promise faithfully to discharge the duties of such office in writing.

         SECTION 2. TERM OF OFFICE. Each officer of the Corporation shall hold his or her office for the term for which he or she was elected, or until he or she resigns or is removed by the Board, whichever first occurs.

         SECTION 3. APPOINTMENT OF OFFICERS AND AGENTS--TERMS OF OFFICE. The Board from time to time may also appoint such other officers and agents for the Corporation as it shall deem necessary or advisable. All appointed officers and agents shall hold their respective positions at the pleasure of the Board or for such terms as the Board may specify, and they shall exercise such powers and perform such duties as shall be determined from time to time by the Board, or by an elected officer empowered by the Board to make such determination.

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 13

         SECTION 4. REMOVAL. Any officer or agent elected or appointed by the Board of Directors, and any employee, may be removed or discharged by the Board whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         SECTION 5. SALARIES AND COMPENSATION. Salaries and compensation of all elected officers of the Corporation shall be fixed, increased or decreased by the Board of Directors, but this power may, unless prohibited by law, be delegated by the Board to the Chairman of the Board (if any) or to the President (except as to their own compensation), to a committee. Salaries and compensation of all other appointed officers and acents, and employees of the Corporation, may be fixed, increased or decreased by the Board of Directors or a committee thereof, but until action is taken with respect thereto by the Board of Directors or a committee thereof, the same may be fixed, increased or decreased by the Chairman of the Board (if any), the President, or by such other officer or officers as may be empowered by the Board of Directors or a committee thereof to do so.

         SECTION 6. DELEGATION OF AUTHORITY TO HIRE, DISCHARGE, ETC. The Board, from time to time, may delegate to the Chairman of the Board (if any), the President, or any other officer or executive employee of the Corporation, authority to hire, discharge, and fix and modify the duties, salary, or other compensation of employees of the Corporation under their jurisdiction; and the Board may delegate to such officer or executive employee similar authority with respect to obtaining and retaining for the Corporation the services of attorneys, accountants, and other experts.

         SECTION 7. THE PRESIDENT. The President shall be the chief executive officer of the Corporation. Except as otherwise provided for in these By-laws, the President shall preside at all meetings of the Shareholders and Directors. The President shall have general and active management of the business of the Corporation and shall carry into effect all directions and resolutions of the Board.

         The President may execute all bonds, notes, debentures, mortgages and other contracts requiring a seal to be affixed thereto, and all other instruments for and in the name of the Corporation.

         The President, when authorized to do so by the Board, may execute powers of attorney from, for, and in the name of the Corporation, to such proper person or persons as he or she may deem fit, in order that thereby the business of the Corporation may be furthered or action taken as may be deemed by the President necessary or advisable in furtherance of the interests of the Corporation.

         The President, except as may be otherwise directed by the Board, shall be authorized to attend meetings of shareholders of other corporations to represent this Corporation thereat and to vote or take action with respect to the shares of any such corporation owned by this Corporation in

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 14
such manner as the President shall deem to be for the interest of the Corporation or as may be directed by the Board.

         The President shall, unless the Board otherwise provides, be ex officio a member of all standing committees. The President shall have such general (and concurrent) executive powers and duties of supervision and management as are usually vested in the office of the chief executive of a corporation.

         The President shall have such other or further duties and authority as may be prescribed elsewhere in these By-laws or from time to time by the Board of Directors, and the Board may from time to time divide the responsibilities, duties, and authority between him or her and such other officers of the Corporation to such extent as it may deem advisable.

         SECTION 8. VICE PRESIDENTS. The Vice Presidents, in the order of their seniority as determined by the Board, shall, in the absence, disability or inability to act of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors shall from time to time prescribe.

         SECTION 9. THE SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall attend all sessions of the Board and except as other-wise provided for in these By-laws, all meetings of the shareholders, and shall record or cause to be recorded all votes taken and the minutes of all proceedings in a minute book of the Corporation to be kept for that purpose. The Secretary shall perform like duties for the executive and other standing committees when requested by the Board or such committee to do so.

         The Secretary shall have the principal responsibility to cive, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors, but this shall not lessen the authority of others to give such notice as is authorized elsewhere in these By-laws.

         The Secretary shall see that all books, records, lists and information, or duplicates, required to be maintained at the registered office or at some office of the Corporation in Missouri, or elsewhere, are so maintained.

         The Secretary, shall keep in safe custody the seal of the Corporation, and when duly authorized to do so, shall affix the same to any instrument requiring it, and when so affixed, shall attest the same by his or her signature.

         The Secretary shall perform such other duties and have such other authority as may be prescribed elsewhere in these By-laws or from time to time by the Board of Directors or the President, under whose direct supervision the Secretary shall be.


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 15

         The Secretary shall have the general duties, powers and responsibilities of a Secretary of a corporation.

         The Assistant Secretaries, in the order of their seniority, in the absence, disability, or inability to act of the Secretary, shall perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board may from time to time prescribe.

         SECTION 10. THE TREASURER AND ASSISTANT TREASURERS. The Treasurer shall have responsibility for the safekeeping of the funds and securities of the Corporation, and shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall keep, or cause to be kept, all other books of account and accounting records of the Corporation, and shall deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

         The Treasurer shall disburse, or permit to be disbursed, the funds of the Corporation as may be ordered, or authorized generally, by the Board and shall render to the chief executive officer of the Corporation and the directors, whenever they may require it, an account of all his transactions as Treasurer and of those under the Treasurer's jurisdiction, and of the financial condition of the Corporation.

         The Treasurer shall perform such other duties and shall have such other responsibility and authority as may be prescribed elsewhere in these By-laws or from responsibility to time by the Board of Directors.

         The Treasurer shall have the general duties, powers and responsibility of a Treasurer of a corporation, and shall be the chief financial and accounting officer of the Corporation.

         If required by the Board, the Treasurer shall have the Corporation a bond in a sum and with one or more sureties satisfactory to the Board for the faithful performance of the duties of the Treasurer office, and for the restoration to the Corporation, in the case of the Treasurer's death, resignation, retirement, or removal from office, of all books. papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control which belong to the Corporation.

         The Assistant Treasurers in the order of their seniority shall, in the absence, disability or inability to act of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors shall from time to time prescribe.

         SECTION 11. BOND. At the option of the Board of Directors, any officer may be required to give bond for the faithful performance of such officer's duties.


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 16

         SECTION 12. CHECKS AND OTHER INSTRUMENTS. All checks, drafts, notes, acceptances, bills of exchange and other negotiable and non-negotiable instruments and obligations for the payment of money, and all contracts, deeds, mortgages and all other papers and documents whatsoever, unless otherwise provided for by these By-laws, shall be signed by such officer or officers or such other person or persons and in such manner as the Board of Directors from time to time shall designate. If no such designation is made, and unless and until the Board otherwise provides, the Chairman of the Board (if any) or the President and the Secretary, or the Chairman of the Board (if any) or the President and the Treasurer, shall have power to sign all such instruments for, and on behalf of and in the name of the Corporation, which are executed or made in the ordinary course of the Corporation's business.

         SECTION 13. DUTIES OF OFFICERS MAY BE DELEGATED. If any officer of the Corporation shall be absent or unable to act, or for any other reason the Board may deem sufficient, the Board may delegate, for the time being, some or all of the functions, duties, powers and responsibilities of any officer to any other officer, or to any other agent or employee of the Corporation or other responsible person, provided a majority of the then sitting Board concurs therein.

                                   ARTICLE VI
                                 SHARES OF STOCK

         SECTION 1. PAYMENT FOR SHARES OF STOCK. The Corporation shall not issue shares of stock except for (i) money paid, (ii) labor done or services actually received, or (iii) property actually received; provided, however, that shares may also be issued (iv) in consideration of the cancellation of valid bona fide antecedent debts, (v) as stock dividends, (vi) pursuant to stock splits, reverse stock splits, stock combinations, reclassifications of outstanding shares into shares of another class or classes, exchanges of outstanding shares for shares of another class or classes, or (vii) other bona fide changes respecting outstanding shares. No note or obligation given by any shareholder, whether secured by deed of trust, mortgage or otherwise shall be considered as payment of any part of any share or shares.

         SECTION 2. CERTIFICATES FOR SHARES OF STOCK. The certificates for shares of stock of the Corporation shall be numbered, shall be in such form as may be prescribed by the Board of Directors in conformity with law, and shall be entered in the stock books of the Corporation as they are issued, and such entries shall show the name and address of the person, firm, partnership, corporation, or association to whom each certificate is issued. Each certificate shall have printed, typed, or written thereon the name of the person, fin-n, partnership, corporation, or association to whom it is issued, and number of shares represented thereby and shall be signed by the Chairman of the Board (if any) or the President or a Vice President, and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation and sealed with the seal of the Corporation, which seal may be facsimile, engraved, or printed. If the Corporation has a registrar, a transfer agent, or a transfer clerk who actually signs such certificates, the signature of any of the other officers above mentioned may be facsimile, engraved, or printed. In case any such officer who has signed or whose

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 17
facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer were an officer at the date of its issue.

         SECTION 3. LOST OR DESTROYED CERTIFICATES. In case of the loss or destruction of any certificate for shares of stock of the Corporation, upon due proof of the registered thereof or such person's representative, by affidavit of such loss or otherwise, the Chairman of the Board (if any) or the President and Secretary may issue a duplicate certificate or replacement certificate in its place, upon the Corporation being fully indemnified therefor. Any such officer may request the posting of an indemnity bond in favor of the Corporation whenever and to the extent that they deem appropriate as a precondition to the issuance of any duplicate or replacement certificate.

         SECTION 4. TRANSFERS OF SHARES, TRANSFER AGENT, REGISTRAR. Transfers of shares of stock shall be made on the stock record or transfer books of the Corporation only by the person named in the stock certificate, or by such person's attorney lawfully constituted in writing, and upon surrender of the certificate therefor. The stock record book and other transfer records shall be in the possession of the Secretary (or other person appointed and empowered by the Board to do so) or of a transfer agent or clerk for the Corporation. The Corporation, by resolution of the Board, may from time to time appoint a transfer agent, and, if desired, a registrar, under such arrangements and upon such terms and conditions as the Board deems advisable; but until and unless the Board appoints some other person, firm, or corporation as its transfer agent (and upon the revocation of any such appointment, thereafter until a new appointment is similarly made) the Secretary of the Corporation (or other person appointed and empowered by the Board) shall be the transfer agent or clerk of the Corporation, without the necessity of any formal action of the Board, and the Secretary or other person shall perform all of the duties thereof.

         SECTION 5. CLOSING OF TRANSFER BOOKS, RECORD DATE. The Board of Directors shall have the power to close the stock transfer books of the Corporation for a period not more than seventy days preceding the date of any meeting of the shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any chance or conversion or exchange of shares shall go into effect; provided, that in lieu of closing the stock, transfer books as aforesaid, the Board of Directors may fix in advance a date not exceeding seventy days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any chance or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, or entitled to receive payment of the dividends, or entitled to the allotment of rights, or entitled to exercise the rights in respect of the change, conversion, or exchange of shares. In such case, only the shareholders who are shareholders of record on the date of closing of the transfer books or on the record date so fixed shall be entitled to such notice of, and to vote at, the meeting, and any adjournment thereof, or to receive payment of the dividend, or to receive the allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the date of closing of the transfer books

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 18
or the record date fixed as aforesaid. If the Board of Directors does not close the transfer books or set a record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting, and any adjournment of the meeting, the record date shall be the date that is twenty days previous to the meeting; except that, if prior to the meeting written waivers of notice of the meeting are signed and delivered to the Corporation by all of the shareholders of record at the time the meeting is convened, only the shareholders who are shareholders of record at the time the meeting is convened shall be entitled to vote at the meeting and at any adjournment of the meeting. If the Board of Directors does not set a record date with respect to any dividend, allotment of rights, or exercise of rights in respect of the change, conversion, or exchange of shares, the record date for such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         SECTION 6. FRACTIONAL SHARE INTERESTS OR SCRIP. The Corporation may issue fractions of a share and it may issue a certificate for a fractional share, or by action of the Board of Directors, the Corporation may issue in lieu thereof scrip or other evidence of ownership which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or other evidence of ownership aggregating a full share. A certificate for a fractional share shall (but scrip or other evidence of ownership shall not, unless otherwise provided by resolution of the Board of Directors) entitle the holder to all of the rights of a shareholder, including without limitation the right to exercise any voting right, or to receive dividends thereon or to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause such scrip or evidence of ownership (other than a certificate for a fractional share) to be issued subject to the condition that it shall become void if not exchanged for share certificates before a specified date, or subject to the condition that the shares for which such scrip or evidence of ownership is exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of such scrip or evidence of ownership, or subject to any other condition which the Board of Directors may deem advisable.

                                   ARTICLE VII
                                 INDEMNIFICATION

         SECTION 1. THIRD PARTY ACTIONS. The Corporation shall indemnify, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorney fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent, shall not,

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 19
of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director officer of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including attorney fees and amounts paid in settlement, actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

         SECTION 3. INDEMNITY IF SUCCESSFUL. To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the action, suit, or proceeding

         SECTION 4. STANDARD OF CONDUCT. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders by majority vote of the shares eligible to vote for directors and actually voted, where shares held by the individual about whom such indemnification is at issue shall not be eligible to vote.

         SECTION 5. EXPENSES. Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid b the Corporation in advance of the final disposition of the action, suit, or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately

Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 20
be determined that he or she is entitled to be indemnified by the Corporation as authorized in this Article.

         SECTION 6. NONEXCLUSIVITY. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these By-laws, or any agreement, vote of the shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, personal representatives, and administrators of such a person.

         SECTION 7. FURTHER INDEMNITY PERMISSIBLE. The Corporation shall have the power to give further indemnity, in addition to the indemnity authorized or contemplated under the various sections of this Article, including Section 6 thereof, to any person who is or was a director, officer, employee, or agent, or to any person who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, provided such further indemnity is either
(i) authorized, directed, or provided for in the Articles of Incorporation of the Corporation or a duly adopted amendment thereof or (ii) authorized, directed, or provided for in these By-laws or in any agreement of the Corporation which has been adopted by the shareholders of the Corporation, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which has been finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct. Nothing in this Section 7 shall be deemed to limit the power of the Corporation under
Section 6 of this Article to enact By-laws or to enter into agreements without shareholder adoption of the same.

         SECTION 8. INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

         SECTION 9. CORPORATION. For the purpose of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would if he or she had served the resulting or surviving corporation in the same capacity.


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 21

         SECTION 10. OTHER DEFINITIONS. For purposes of this Article, the term "other enterprise" shall include without limitation employee benefit plans; the term "fines" shall include without limitation any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Corporation" shall include without limitation any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee., or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

         SECTION 11. INDEMNITY FOR AGENTS AND EMPLOYEES. The Corporation may, by resolution duly adopted by a majority of the disinterested members of the Board of Directors, grant such indemnity rights and reimbursement for such expenses as it determines to be appropriate to any person who was or IS a party to any threatened. pending, or completed action or suit, whether civil, criminal, administrative, or investigative, including any action by or in the right of the Corporation, by reason of the fact that such person is or was an agent or employee of the Corporation, or is or was serving as an agent or employee, at the request of the Corporation, of another corporation, partnership, joint venture, trust, or other enterprise. Any such grant of indemnification shall be only to the extent so provided in the resolution granting indemnification, but shall, in no event, be greater than the rights of indemnification and reimbursement of expenses granted to directors and officers of this Corporation.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         SECTION 1. FIXING OF CAPITAL, TRANSFERS OF SURPLUS. Except as may be specifically otherwise provided in the Articles of Incorporation, the Board of Directors is expressly empowered to exercise all authority conferred upon it or the Corporation by any law or statute, and in conformity therewith, relative to:

                  The determination of what part of the consideration received for shares of the Corporation shall be capital;

                  Increasing capital;

                  Transferring surplus to capital;

                  The consideration to be received by the Corporation for its shares, and

                  All similar or related matters;


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 22
provided that any concurrent action or consent by or of the Corporation and its shareholders required to be taken or given pursuant to law shall be duly taken or given in connection therewith.

         SECTION 2. DIVIDENDS. Ordinary dividends upon the shares of the Corporation, subject to the provisions of the Articles of Incorporation and applicable law, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash,, in property, or in shares of its stock.

         Liquidating dividends or dividends representing a distribution of paid-in surplus or a return of capital shall be made only when and in the manner permitted by law.

         SECTION 3. CREATION OF RESERVES. Before the payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their reasonable discretion, think proper as a reserve fund or funds, to meet contingencies. or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall determine in the best interests of the Corporation, and the Board may abolish any such reserve in the manner in which it was created.

         SECTION 4. FISCAL YEAR. The Board of Directors shall have the paramount power to fix, and from time to time, to change, the fiscal year of the Corporation. In the absence of action by the Board of Directors, however, the fiscal year of the Corporation shall be determined and signified by the filing of the Corporation's first federal income tax return, and shall so continue until such time, if any, as the fiscal shall be changed by the Board of Directors.

         SECTION 5. NOTICES. Except as otherwise specifically provided herein with respect to notice to shareholders or otherwise, or as otherwise required by law, all notices required to be given by any provision of these By-laws shall be in writing and shall be deemed to have been given: (i) when received if delivered in person; (ii) on the date of acknowledgment or confirmation of receipt if sent by telex, facsimile, or other electronic transmission; (iii) one day after delivery, properly addressed and fees prepaid, to a reputable courier for same day or overnight delivery; or (iv) two days after being deposited, properly addressed and postage prepaid, in the United States mail.

         SECTION 6. AMENDMENTS TO BY-LAWS. The By-laws of the Corporation may from time to time be repealed, amended or altered, or new and/or restated By-laws may be adopted, in either of the following ways:

         By such vote of the shareholders entitled to vote at any annual or special meeting thereof as may be required by the Articles of Incorporation, and if there is no such specific requirement, then by the vote of a majority of said shareholders, or


Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 23

         By resolution adopted by the Board of Directors if such power shall have been Nested in the Board of Directors by the Articles of Incorporation; provided, however, that such power shall be exercisable only by such number or percentage of the Directors as is required by the Articles of Incorporation, and if there is no such specific requirement, then by a majority of the full Board of Directors. Notwithstanding the foregoing, the Board of Directors shall not have the power to suspend, repeal, amend or otherwise alter the By-laws or portion thereof enacted by the shareholders if at the time of such enactment or thereafter the shareholders shall so expressly provide.


                    ----------------------------------------















Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 24

                                   CERTIFICATE

         We, the undersigned, hereby certify that we acted as Chairman and Secretary, respectively, of a meeting of the Board of Directors of Premier Bancshares, Inc. held on the 29th day of July, 1997, at which the foregoing By-laws were duly adopted as and for the By-laws of said Corporation, and hereby further certify that the foregoing constitute the By-laws of said Corporation.

         Dated as of the 29th day of July, 1997.


                               /s/ Charles R. Willibrand
                               -------------------------------------
                               Charles R. Willibrand
                               Chairman of the Meeting



                               /s/ Mark Wm. Naeger
                               -------------------------------------
                               Mark Wm. Naeger
                               Secretary of the Meeting



Amended and Restated By-Laws
  Adopted July 29, 1997
                                                                         Page 25